UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2016 (October 24, 2016)

EQT GP Holdings, LP

(Exact name of registrant as specified in its charter)

DELAWARE	001-37380	30-0855134
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 553-5700

(Former name or former address, if changed since last report)

None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2016, EQT GP Services, LLC (the General Partner), the general partner of EQT GP Holdings, LP (the Partnership), announced that David L. Porges, Chief Executive Officer (CEO), will retire from his duties as CEO in the first quarter of 2017, following the filing of the Partnership’s Form 10-K.  Mr. Porges notified the General Partner of his intent to retire on October 24, 2016.  Steven T. Schlotterbeck, currently President of EQT Corporation and President of EQT’s Exploration and Production business, will become CEO.

Item 7.01.                                        Regulation FD Disclosure.

On October 27, 2016, the Partnership issued a news release with respect to the matter described above, a copy of which is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.  The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

99.1	News release dated October 27, 2016. (Furnished solely for purposes of Item 7.01 of this Form 8-K).

Disclosures in this Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include the expectations of management transition plans of the Partnership and its subsidiaries, including EQT Midstream Partners, LP. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Partnership has based these forward-looking statements on current expectations and assumptions about future events. While the Partnership considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, and other risks and uncertainties, many of which are difficult to predict and beyond the Partnership’s control. The risks and uncertainties that may affect the operations, performance and results of the Partnership’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” of the Partnership’s Form 10-K for the year ended December 31, 2015, as updated by any subsequent Form 10-Qs. Any forward-looking statement speaks only as of the date on which such statement is made and the Partnership does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT GP Holdings, LP
(Registrant)

By: EQT GP Services, LLC, its General Partner

	By:	/s/ Robert J. McNally
Robert J. McNally
Senior Vice President and Chief Financial Officer

Date: October 27, 2016

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	News release dated October 27, 2016. (Furnished solely for purposes of Item 7.01 of this Form 8-K).